UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2006

Cougar Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50096	30-0135720
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Gongnong Rd

Qiaokou District

Wuhan 430035, PRC

(Address of principal executive office, including zip code)

(027) 8386-6860

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.

(b)	(1) Mr. Yuankun Gao resigned as the Chairman of the Board of Directors of Cougar Holdings Inc. (the “Registrant”). On September 14, 2006, the Registrant’s Board of Directors accepted Mr. Gao’s resignation. Mr. Gao will continue to serve as a member of the Board of Directors.

(2) Mr. Huajun Yu resigned as the Registrant’s Chief Financial Officer and as a member of the Registrant’s Board of Directors. On September 14, 2006, the Registrant’s Board of Directors accepted Mr. Yu’s resignation.

(3) Mr. Hongdun Zhou resigned as the Registrant’s Chief Executive Officer. On September 14, 2006, the Registrant’s Board of Directors accepted Mr. Zhou’s resignation. Mr. Zhou will continue to serve as a member of the Board of Directors.

(c)	(1) Names and Positions of New Officers. On September 14, 2006, the Board of Directors appointed the following persons to serve in the capacities as officers of the Registrant, as follows:

•	Chief Executive Officer – Li, Zitong

•	Chief Financial Officer – Wu, Fenggang

On September 14, 2006, the Board of Directors also re-appointed Mr. Limin Chen as the Registrant’s Chief Operating Officer and Mr. Guangyuan Hu as the Registrant’s Secretary.

(2)	Additional Information.

•	Li, Zitong

Business Experience: Mr. Li has been a Vice President and a Director of Wuhan Youji Industries Co. Limited since 1994. Mr Li earned his M.B.A from Peoples University of China and a Masters of Economics Degree from Huazhong Technology University.

Other Directorships: None.

Family Relationships: None.

Related Transactions: None.

•	Wu, Fenggang

Business Experience; Other Directorships; Family Relationships; Related Transactions: Information is not available as of the time of filing this Form 8-K. The Registrant undertakes to file an amendment to this Form 8-K with such information when such information becomes available.

(3)	Material Terms of Employment Agreements. It has not been determined as of the time of filing this Form 8-K of the material terms of any employment agreement between the Registrant and any the above-referenced officers. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Registrant undertakes to file an amendment to this Form 8-K with such information when such information is determined.

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(d)	(1) Names of New Directors. On September 14, 2006, the Board, pursuant to Article 3, Section 2 of the Bylaws of the Registrant, increased the size of the board of directors from four to six members. On September 14, 2006, the Board, pursuant to Article 3, Section 3 of the Bylaws of the Registrant, appointed the following individuals to fill the two newly-created vacancies and the vacancy created by the resignation of Mr. Yu:

•	Mr. Diao, Xingwen

•	Mr. Li, Zitong

•	Mr. Wu, Fenggang

The Board also designated Mr. Xingwen Diao as the Chairman of the Board.

(2) Arrangement/Understanding for Selection as Director. There are no arrangements or understandings between Mr. Diao and any other person pursuant to which Mr. Diao was selected as a director. There are no arrangements or understandings between Mr. Wu and any other person pursuant to which Mr. Wu was selected as a director. With respect to Mr. Li, such information is not available as of the time of filing this Form 8-K. The Registrant undertakes to file an amendment to this Form 8-K with such information when such information is determined.

(3) Board Committees. The Registrant’s Board of Directors currently does not have any committees.

(4) Related Transactions. Such information has not been determined as of the time of filing this Form 8-K. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Registrant undertakes to file an amendment to this Form 8-K with such information when such information is determined.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

By:	/s/ XINGWEN DIAO
Title:	Chairman of the Board

September 20, 2006

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